UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 16, 2019
J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:  (972) 431-1000
 Not Applicable
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) On April 16, 2019, the Board of Directors of J. C. Penney Company, Inc. (the “Company”) elected Steve Whaley as Senior Vice President, Principal Accounting Officer and Controller of the Company, effective April 29, 2019. In connection with Mr. Whaley’s election, Michael Fung will cease to serve as the Company’s Interim Controller, effective April 28, 2019.

Mr. Whaley, 59, most recently served as Senior Vice President and Global Controller, Principal Accounting Officer of Wal-Mart Stores, Inc. from 2007 through 2016. Prior to that, he served as Vice President and Assistant Controller of Wal-Mart Stores, Inc. from 2005 to 2007. From 2001 to 2005, he served as Vice President and Controller of Southwest Airlines after serving as Director of Financial Accounting from 1989 to 2001. Mr. Whaley began his career with KPMG, serving in positions of increasing responsibility from 1982 to 1989.

In connection with his employment, Mr. Whaley and the Company entered into a letter agreement dated April 15, 2019 describing certain terms of his employment. A copy of the letter agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Mr. Whaley and the Company have not entered into an employment agreement. There are no arrangements or understandings between Mr. Whaley and any other person pursuant to which he was elected as an executive officer of the Company.

Mr. Whaley will receive base salary, annual incentive compensation, and long-term incentive awards as set forth in the letter agreement. In addition, as an inducement to join the Company, he will receive a cash signing bonus and a long-term incentive award, also as set forth in the letter agreement. Mr. Whaley will also be eligible to enter into a Termination Pay Agreement, the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 10.1	Letter Agreement dated April 15, 2019 between J. C. Penney Company, Inc. and Steve Whaley
	Exhibit 10.2	Form of Termination Pay Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Brynn Evanson
Brynn Evanson
Executive Vice President, Human Resources

Date:  April 18, 2019